                                                                       Ex. 10.14


                          RECYCLING INDUSTRIES, INC.
                     384 Inverness Drive South, Suite 211
                          Englewood, Colorado  80112
                                (303) 790-4252
                              (303) 790-4252 fax


                                 May 22, 1996


via FEDERAL EXPRESS
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Shareholder Name
Address

Re:  Offer to Exchange Warrants

Dear Shareholder:

     Recycling Industries, Inc. (the "Company") continues to grow through its aggressive acquisition program, completing the acquisition of Mid-America Shredding located in Ste. Genevieve, Missouri in April 1996. By completing this acquisition, the Company has acquired six metals recycling facilities in less than two years.

     As you may know, the Company is in the process of conducting an underwritten offering of its common stock, the proceeds of which will, in part, be used to pursue the Company's acquisition strategy (the "Security Offering"). In that connection, the Company filed a registration statement with the Securities and Exchange Commission (the "Commission") on May 3, 1996 (Registration No. 333-4574) (the "Registration Statement"). The Registration Statement is being reviewed by the staff of the Commission and has not yet been declared effective. The Company believes the Registration Statement will be declared effective and the Security Offering completed within the next 60 days.

     In connection with the Security Offering, the Company hereby offers to exchange its Series I Warrants held by you for shares of the Company's common stock (the "Exchange") based upon the offering price of the common stock in the Security Offering. As a result of the Exchange, the holders of Series I Warrants will receive shares of the Company's common stock without having to pay the cash exercise price of the Warrants. The Company believes that the Exchange will enable the it to quickly complete the Security Offering and continue to pursue its acquisition strategy.

Shareholder Name
May 22, 1996
Page 2


     Please review the attached Exchange Agreement and, if you agree to the Exchange, date and sign where indicated. To facilitate timely completion of the Security Offering, please fax your executed Exchange Agreement to the Company at
(303) 790-4252. Return the originally executed Exchange Agreement and your original Series I Warrant Certificate to the Company at your earliest convenience in the enclosed, pre-paid Federal Express envelope. IT IS IMPORTANT THAT THE COMPANY RECEIVE YOUR EXECUTED EXCHANGE AGREEMENT BY FAX AS SOON AS POSSIBLE. If you have any questions, you may direct them to me at (303) 790-7372 or Ken Levine or Marshall Becker at First Equity Capital Securities, Inc. at (212) 922-0004.

                                    Sincerely,



                                    Thomas J. Wiens
                                    Chairman and CEO

Enclosure

                              EXCHANGE AGREEMENT
                              ------------------

     The undersigned agrees to exchange all Series I Warrants (the "Warrants") held by the undersigned for shares of the common stock of Recycling Industries, Inc. (the "Company"). All capitalized terms used in this Exchange Agreement have the meaning ascribed to them in the Warrants:

     1. In connection with a proposed primary and secondary offering of common stock by the Company (the "Security Offering"), the undersigned agrees to exchange all the Warrants owned by the undersigned for shares (the "Shares") of the Company's of common stock (the "Exchange"). The number of Shares issued upon the Exchange shall be determined in accordance with the following formula:

            (Offering price of common stock in Security Offering -
               Exercise Price of Warrants) x Number of Warrants
            ------------------------------------------------------
              Offering price of common stock in Security Offering

     For example, assuming an offering price in the Security Offering of $5.00 per share, if the undersigned held 5,000 Warrants the undersigned will receive Shares determined as follows:

                        ($5.00 - $.60) x 5,000 = 4,400
                        ----------------------
                                     $5.00

     If the Security Offering does not close, for purposes of the Exchange the offering price of the common stock shall be $5.00. The Exchange shall be made on the earlier of the closing of the Security Offering (the "Closing") or June 30, 1996.

     Pursuant to the Exchange, fractional shares will be rounded to the next whole share.

     2. In connection with the Exchange the undersigned agrees not to sell the Shares received upon the Exchange as follows:

          (a) Commencing upon the execution of this agreement and continuing from the earlier of the Closing and June 30, 1996 (the "Commencement Date"), and continuing for a period of four months following the Commencement Date, the undersigned will not sell any of the Shares received upon the Exchange.

          (b) During the fifth month following the Commencement Date, the undersigned will sell no more than five percent of the Shares received upon the Exchange.

          (c) During the sixth month following the Commencement Date, the undersigned will sell no more than 7.5 percent of the Shares received upon the Exchange.

          (d) During each month commencing with the seventh month and ending upon completion of the 12th month following the Commencement Date, the undersigned will be permitted to sell no more than 15 percent of the Shares received upon the Exchange.

     After expiration of the 12th month, the Shares received upon the Exchange will no longer be subject to a lock-up.

     These lock-up provisions will be released if: (i) the Registration Statement, discussed in Section 3, below, has not been declared effective by the Securities and Exchange Commission on or before September 30, 1996 or if such registration statement shall lapse for a period exceeding 90 consecutive days;
(ii) if the Shares shall not be delivered by the earlier of (x) the Closing and
(y) June 30, 1996; and (iii) if the Security Offering does not close on or before July 31, 1996.

     3. In connection with the Exchange, the Company will register the Shares issued upon the Exchange no later than September 30, 1996, subject to the lock-up provisions discussed above. If no Closing occurs by July 31, 1996, the Company will register the Shares no later than August 31, 1996. In addition to the foregoing registration rights, the undersigned will have piggyback registration rights with respect to the Shares for any underwritten public offering, except for the Security Offering, conducted by the Company, subject to any restrictions imposed by the underwriter of such offering.

     4. To receive the Shares to be issued in the Exchange, the undersigned will deliver to the Company its original Series I Warrant certificate on or before June 30, 1996.

     5. This Exchange Agreement shall be effective upon acceptance by the undersigned and the Warrants. Except as modified herein, all other terms of the Series I Warrant agreements remain in effect.

     The undersigned Series I Warrant Holder hereby agrees to the Exchange.



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Signature

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Social Security or Tax Id. Number

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Print or Type Name

Mailing Address:

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Date:
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